LEASE AGREEMENT



         THIS LEASE entered into as of the 15th day of April, 2001 by and between A & B Holdings, Inc., whose address is P.O. Box 1379 LaFollette, TN 37766-1379, ("LESSOR"), and D.H.B. Capital Group maintaining its corporate offices at 555 Westbury Ave, Carle Place, NY 11514 , (hereinafter referred to as the "LESSEE").


ARTICLE 1. PREMISES

         Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, approximately 60,060 square feet of warehouse/manufacturing space in its "as is" condition situated in Campbell County, State of Tennessee, bearing the address of Mine Lane, Caryville, Tennessee and more particularly described in Exhibit A, said exhibit being attached to and made a part of this Lease, referred to as the "Premises", together with all rights, privileges, easements and appurtenances belonging or pertaining to the Premises and other improvements situated upon the Premises to have and to hold, pursuant to the terms and conditions of this Lease. The premises shall include the driveways, parking area and land surrounding the improvements as shown on Exhibit A. Lessor will warrant the air conditioning system, including but not limited to the air ducts, compressor, blower and thermostat, to be in good working order on the comencement date of said lease. Lessee agrees to maintain and keep in good repair heating and air conditioning system.


ARTICLE 2. TERM

         The term of this Lease shall be FIVE (5) years and shall commence on April 15, 2001 and continue through April 14, 2006, both dates inclusive, unless such dates are revised by mutual written agreement of the parties.


ARTICLE 3. USE

         Lessee shall have the right to use and occupy the Premises for warehouse/manufacturing space. Lessor warrants that this anticipated use of the Premises is not in conflict with any applicable zoning or use restrictions.


ARTICLE 4. RENT
         Lessee shall pay Lessor at P.O. Box 1379, LaFollette, TN 37766-1379, or at such other place as the Lessor shall from time to time designate in writing, a Base Rent equal to the sum of $ 2.00 per square foot per year for a total annual rent of $120,120.00. The monthly rent of $10,010.40 will be paid monthly, in advance, on the first day of the month. Lessee shall pay the first month's rent upon execution of said lease. Upon execution of said lease, Lessee shall be granted immediate possession of the premises.


ARTICLE 5. TRADE FIXTURES AND BUILDING ALTERATION

         All fixtures, appliances, furniture, and any other personal property which the Lessee may install in or upon the Premises shall remain the personal property of Lessee, and shall in no way be considered attached to or a part of the realty, and same may be removed by the Lessee during or at the expiration or other termination of this Lease or any extension or renewal; provided, however, Lessee shall repair any physical damage caused to the Premises occasioned by the removal. Lessee shall not make any alterations to Lessor's building or to the Premises without the prior written consent of Lessor.


 ARTICLE 6. ASSIGNMENT AND SUBLETTING

         Lessee shall not assign or sublet this Lease without the prior written consent of the Lessor. No such agreement shall operate to relieve the Lessee of its obligations imposed under this Lease.


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ARTICLE 7. SURRENDER OF PREMISES

         Lessee, at its own cost and expense, shall, on expiration of this Lease remove from the Premises all personal property belonging to it. Lessee shall repair all damage to the Premises caused by such removal, and restore the Premises to the condition they were in prior to the installation of any property so removed. Lessee shall, on expiration of this Lease, surrender and deliver the Premises in good condition, ordinary wear and tear, damage by the elements, fire or act of God, excepted. Lessee shall at the same time return to Lessor all keys to the Premises.

         Promptly upon the termination of this Lease, whether by term as herein provided or otherwise, a joint physical survey and written inspection report on the Premises shall be made to determine whether any damages, other than ordinary wear and tear occurred to the same while this Lease was in effect, and to reflect the then present condition. Such report shall be signed by both parties, and each party shall return a manually signed copy of the report to the other. This signed report shall be conclusive evidence as to the condition of the Premises on the date the Lease was terminated and possession of the Premises was actually or constructively returned to the Lessor. In the event of any dispute as to the contents of the report or the condition of the Premises, the parties will endeavor to resolve such dispute in an equitable and amicable manner, and if necessary, by submitting it to binding arbitration. In the event no survey is performed and a report rendered by the parties within thirty (30) consecutive days from the date of termination of this Lease, it shall be conclusively presumed that the Premises, at the time of surrender, was in good order, condition and repair.


ARTICLE 8. LESSOR'S REMEDIES

         If Lessee shall fail to observe or perform any of its obligations under this Lease, and shall fail to cure such default within thirty (30) days after written notice from Lessor giving notice of such default, or if Lessee shall be adjudicated bankrupt, become insolvent or make an assignment for the benefit of creditors, then in any of such cases Lessor may, at its option and upon thirty
(30) days written notice to Lessee, terminate this Lease. In the event of such termination, Lessor shall have the right to enter immediately upon the Premises and take full and exclusive possession of the Premises. The Lessor shall have the right, at its option, without declaring the Lease void, to sublet the Premises and collect the rents. Should Lessor be unable to relet the Premises after reasonable efforts to do so, or should such monthly rental after relet be less than the rental Lessee was obligated to pay under this Lease, then Lessee shall pay the amount of such rental deficiency to Lessor. A partial receipt for rent in arrears shall not operate as a waiver of any forfeiture which may have occurred before that time. The thirty (30) day cure period will be extended by Lessor for such time as is necessary to cure the default so long as Lessee promptly commences efforts to cure the default and continues such efforts with reasonable diligence. Lessee shall also be responsible to pay to Lessor its reasonable costs and expenses, including but not limited to reasonable attorneys fees, in retaking or reletting the Premises.

         Any installment of rent or additional rent herein required to be paid by Lessee which is received after the 10th day of the month by Lessor will include an additional late payment equal to ten percent (10%) of the rent or additional rent due.


ARTICLE 9. HOLDOVER

         If the Lessee shall remain on the Premises after the expiration of this Lease, and if at such time the parties shall have failed to negotiate a renewal or extension of this Lease, then Lessor shall have the option of pursuing its remedies in law and equity relative to Lessee's holdover. In the alternative Lessor, by giving written notice to Lessee at least 30 days prior to any rent increase, may interpret Lessee's holdover as an offer to rent the Premises on a month-to-month tenancy, at a monthly basic rental equal to one hundred ten percent (110%) of the monthly basic rental. Such rental shall be payable in advance, and acceptance of such rental payment by Lessor shall constitute acceptance by Lessor of Lessee's offer to rent the premises on a month-to-month tenancy, and in such event all terms and conditions contained in this Lease shall be in full force and effect for each succeeding calendar month after Lessor's acceptance of the basic monthly rental payment. Any such holdover on a monthly basis may be terminated by either party by giving thirty (30) days written notice of termination. Said notice must be thirty (30) days before the beginning of the next rental period.


ARTICLE 10. INDEMNIFICATION

         LESSEE'S INDEMNIFICATION: The Lessee agrees to indemnify save and hold harmless Lessor from and against any and all losses, damages, claims, suits or actions, judgments and cost which may arise or grow out of any injury to or death of persons, or damages to property, arising out of or attributable to the negligent acts or omission of Lessee, its agents, servants, employees or invitee while on the Premises, except


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for injury to or death of  persons,  or damage to  property,  arising  out of or attributable to the failure of the Lessor to fulfill its obligations as required under this Lease. In no event shall Lessee be liable for consequential, incidental or special damages. No provision of this Article shall in any way inure to the benefit of any third person so as to constitute any such person a third party beneficiary of this Lease or of any one or more of the terms hereof, or otherwise give rise to any cause of action in any person not a party thereto.

         LESSOR'S DISCLAIMER OF LIABILITY: Lessor shall not be liable for loss of or damage to any property of Lessee, nor for any loss of or damage to any property of others resulting from any cause whatsoever nature, unless caused by or due to any act or omission of Lessor, its agents contractors (of whatever tier), servants, employees or invitee. No provision of this Article shall in any way inure to the benefit of any third person so as to constitute any such person a third party beneficiary of this Lease or of any one or more of the terms hereof, or otherwise give rise to any cause of action in any person not a party hereto.

         INDEMNIFICATION: Lessor represents, covenants, warrants to and with Lessee to defend, indemnify, save and hold harmless Lessee, its parent and their respective directors, officers, employees, agents and assigns, from and against any and all suits, causes of action, legal or administrative proceedings, claims, demands, liabilities, losses, damages, awards, judgments, costs, attorneys' fees, and all expenses of whatever kind or nature (including expenses to enforce this indemnity), now existing or which may hereafter arise, exist, result from, or caused by any physical or environmental condition or human health risk, upon, over, under or affecting the Premises, which is inherent in the Premises, other than those physical or environmental conditions or human health risks which directly result from or are caused by the operations and activities of the Lessee while occupying the Premises during the term of this Lease, or for any such obligation arising after notice of such condition is given by Lessor to Lessee. This provision shall survive the termination of this Lease.

ARTICLE 11. WASTE AND NUISANCE

         Neither party shall commit or suffer to be committed any waste on or about the Premises, nor shall either party maintain, commit or permit the maintenance or commission of any nuisance on the Premises or use the Premises for any unlawful purpose. Each party shall indemnify and hold harmless the other from and against all liability arising out of, as a result of, or in connection with the other party's illegal or unlawful use of the Premises.

ARTICLE 12. HAZARDOUS WASTE

         Lessee agrees not to place or permit to be placed on the premises any hazardous waste or hazardous substance, except in accordance with all State, Local, and Federal regulations, nor will Lessee release or permit the release of any hazardous waste or hazardous substance on the premises. In the event that Lessee places or permits to be placed on the premises any hazardous waste or hazardous substance, or in the event that Lessee releases or permits the release of any hazardous waste or hazardous substance on the premises, Lessee will bear all costs, liabilities, damages, fines, penalties and expense arising or resulting from the clean up, neutralization, removal or remediation of any such hazardous waste or hazardous substance. Lessee further agrees to indemnify, defend, and hold Lessor harmless from and against any and all claims, demands, liabilities, damages, suits, acts, judgements, fines, penalties, loss, costs and expense (including, without limitation, attorney's fees) arising or resulting from, or incurred by Lessor as a result (either directly or indirectly), of, Lessee placing or permitting to be placed, or releasing or permitting the release of a hazardous waste or hazardous substance on the premises, whether during the term of the Lease or thereafter. The term "hazardous substance" as used herein shall include both "hazardous waste" and "petroleum," and all terms as used herein shall have the same meaning and definition as set forth in United States Code, Title 42, and Tennessee Code Annotated, S 68-46-101, et seq. Lessor warrants and represents to the best of Lessor's knowledge that there is no hazardous waste at, on, or under the premises at the present time.

ARTICLE 13. QUIET POSSESSION

         Lessor shall, on the commencement date of the term of this Lease, place Lessee in quiet possession of the Premises and shall secure Lessee in the quiet possession of the Premises against all persons claiming the same during the entire Lease term, or any extension thereof.

ARTICLE 14. RIGHT TO OFFER FOR LET

         Lessor shall be permitted, during the one hundred eighty (180) days preceding the termination of this Lease, to keep or exhibit on the Premises a reasonable sign for display indicating the Premises are available for rental.


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ARTICLE 15. INSURANCE

         Lessee agrees to maintain public liability insurance of at least $1,000,000 per individual injury, $2,000,000 aggregate and $1,000,000 property damage liability for any one occurrence naming the Lessor as additional named insured. Also, it is agreed that the Lessee shall furnish $2,000,000 of insurance in an "all risk" policy to insure the building and property with no greater than $5,000.00 deductible and any damage will be paid to Lessor by the insurance company plus any deductible will be paid by the Lessee to the Lessor.

All insurance provided for in this lease shall be in effect under enforceable policies issued by insurers of recognized responsibility and licensed to do business in this state at least 15 days prior to the expiration date of any policy, the original renewal policy for such insurance shall be delivered by Lessee to Lessor. Upon Lessor's request, Lessee shall provide Lessor with certifications that the coverage set forth herein is in effect. Within 15 days after the premium on any policy shall become due and payable, the Lessor shall be furnished with satisfactory evidence of its payment.

If the Lessor so requires, the policies of insurance provided for, shall be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgage clause. All such policies shall, to the extent obtainable provide that any loss shall be payable to the Lessor or to the holder of any mortgage notwithstanding any act of negligence of the Lessee which might otherwise result in forfeiture of such insurance. All such policies shall contain agreement by the insurers that such policies shall not be canceled without at least thirty (30) days prior written notice to the Lessor and to the holder of any mortgage to whom loss hereunder may be payable. Lessee will carry at Lessee's own expense insurance coverage on all equipment, fixtures and appliances.

WAIVER OF SUBROGATION: Lessor and Lessee hereby agree to release each other from all liability, be it for negligence or otherwise, in connection with any and all insurable losses covered by any insurance policies which either party carries with respect to the Premises, or any interest or property therein. This provision is enforceable only to the extent that such a loss is collected upon under said insurance policies. Moreover, this release is conditioned upon the inclusion in the policy or policies of a provision whereby any such release shall not adversely affect said polices or prejudice any right of the releasers to recover thereunder.


ARTICLE 16.  CONDITION OF PREMISES

         Except as otherwise provided elsewhere in this Lease, Lessor covenants to keep, or cause to be kept in good order, repair and condition, the foundation, roof and exterior walls, unless such repairs or maintenance is required as a result of Lessee's abusive use of the Premises, provided however, Lessor shall have no obligation to clean or clear floors, driveways, sidewalks, parking areas, or loading docks and Lessee shall be responsible for cleaning or clearing such areas. Lessee is responsible for all maintenance of landscaping, including all grassed areas. Lessee shall notify Lessor of any condition existing at the Premises which requires repair and which is the responsibility of Lessor, hereunder, and Lessor shall have a reasonable period thereafter within which to perform the necessary repairs.

         Lessee shall, at all times during the Lease and at its own cost and expense, repair, replace, and maintain in a good, safe, and substantial condition, all interior portions of the building and any improvements, additions, and alterations thereto including the HVAC System on the Premises, and shall use all reasonable precaution to prevent waste, damage, or injury to the Premises. Lessor shall transfer any new equipment warranties which are provided by suppliers or manufacturers.


ARTICLE 17. FIRE AND OTHER CASUALTY

         If the Premises shall be so damaged by fire, the elements, casualty, public disorder, any act, authorized or unauthorized, on the part of any governmental authority, or for any other cause or happening so as to be substantially destroyed, then this Lease shall terminate, and any unearned rent paid in advance by Lessee shall be refunded to it. In the event of partial damage, Lessee shall receive a refund of any unearned rent as to that portion of the Premises rendered untenantable, and further there shall be an abatement of future rental in proportion to that portion of the Premises which remain untenantable prior to repair or restoration. If Lessor shall fail to start to restore the Premises within thirty days, Lessee may terminate this Lease upon giving five (5) days written notice.


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ARTICLE 18. CONDEMNATION

         In the event that the Premises in whole or in part are taken or condemned for a temporary or permanent public or quasi-public use so as to substantially destroy the use of the Premises, Lessee may, at its option, terminate this Lease and receive a refund of any rental paid in advance. Lessor and Lessee shall each be entitled to receive and retain such separate awards as may be allocated to their respective interests in any condemnation proceedings. The termination of this Lease shall not affect the rights of the respective parties to such awards.


ARTICLE 19. LESSOR'S RIGHT OF ENTRY

         Upon reasonable notice from Lessor, but not less than 48 hours, Lessee shall permit Lessor and its agents to enter upon the Premises at all reasonable times for the purpose of inspecting same, or for the purpose of maintaining the Premises or making repairs or alterations.


ARTICLE 20. UTILITIES AND TAXES

         Lessor shall, during the term herein demised or any extended term pay, and Lessee shall reimburse, all real property taxes and/or any in lieu of tax payment costs. Such costs shall be invoiced annually by Lessor to Lessee and due upon receipt. If said payment is not received by Lessor within thirty (30) days of due date, Lessee will be in default of said lease, and Lessor is entitled to pursue the remedies as outlined in ARTICLE 8, LESSOR'S REMEDIES. Lessee shall, during the term pay all assessments, water and sewer rents, rates and charges, charges for public utilities, excises, levies, and all other license and permit fees and other governmental charges, general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever which at any time during the term or extended term of this Lease may be assessed, levied, imposed upon, or due or become due and payable out of or in respect of or become a lien on, the Premises or any part thereof or any appurtenance thereto, for any period during the term of this Lease.


ARTICLE 21. SUCCESSOR'S RIGHTS AND OBLIGATIONS

         It is understood and agreed that the covenants and agreements contained in this Lease shall be binding upon and inure to the respective successors and assigns of the parties.


ARTICLE 22. ENTIRE AGREEMENT

         This Lease embodies the entire agreement of the parties and no understandings or agreements, verbal or otherwise, exist between the parties except as expressly set forth in this Lease. The provisions of the Lease may only be modified or changed by mutual written agreement signed by an authorized representative of Lessor and Lessee.


ARTICLE 23. WAIVER

         Failure of either party to insist upon the strict performance of any provision of this Lease or to exercise any right or remedy shall not be deemed a general waiver of any right or remedy, or of any existing or subsequent breach or default, and the election by either party of any particular remedy or default shall not be deemed exclusive of any other, and all rights and remedies of both parties shall be cumulative.


ARTICLE 24. HEADINGS

         The headings as to the contents of particular Articles are in no way to be construed as a part of this Lease or as a limitation on the scope of the particular Articles to which they refer.


ARTICLE 25. LIENS

         A. The Lessee covenants and agrees with the Lessor that the Lessor may encumber its title to the Premises with a mortgage, irrespective of the existence of this Lease. Lessee shall have no power or authority to mortgage or otherwise encumber its interest in this Lease.


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


         B. The Lessee shall never, under any circumstances, have the power to subject the present or residual interests of the Lessor in the Premises or any improvements thereof, to any mechanic or materialman's lien or other liens of any kind. All persons who may hereafter during the life of this Lease furnish work, labor, services or materials to the Premises, by or through the Lessee, must look wholly to the interests of the Lessee, and not to that of the Lessor.

         C. Lessee consents to the assignment of the Lease from Lessor to any Lender or Mortgagee ("the lender"). During the time of any such assignment to the Lender, the parties agree that the Lease shall not be modified or amended without the prior written consent of the Lender. Lessor will provide notice of any such assignment to Lessee including the assignee's name and address. In the event of a default by Lessor under the Lease, Lessee agrees to give the Lender prompt written notice of such default at the same time such notice is given to Lessor. The notice and cure periods shall be the same as afforded Lessor under the Lease and shall run successive to those periods afforded Lessor.

         D. Lessor shall have the right to transfer, assign, mortgage or convey in whole or in part the Premises, land upon which it is situated, and any and all of its rights under this Lease, and nothing herein shall be construed as a restriction upon Lessor's so doing. This Lease and all rights of the Lessor hereunder are subject and subordinate to any deeds of trust, mortgage or other instruments of security which do now or may hereafter cover the Building and the land or any interest of Lessor therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any such deeds of trust, mortgages or instruments of security. This provision is hereby declared to be self- operative and no further instrument shall be required to effect such subordination of this Lease. Lessor will insure that each such instrument to which this is to be subordinate provides that Lessee's possession shall not be disturbed so long as Lessee is not in default hereunder, not withstanding any default by Lessor under such instrument. Lessee shall execute any necessary instruments in this regard.


ARTICLE 26. NOTICES

         Any notices required or desired to be given to the parties shall be sent by certified mail, return receipt requested to the following addresses:

         If to Lessor:              A & B Holdings, Inc.
                                                     P.O. Box 1379
                                                     LaFollette, TN  37766-1379

         If to Lessee:              D.H.B. Capital Group
                                    555 Westbury Ave.
                                    Carle Place, NY 11514
                                    516-997-1155
                                    Attn: Sandra Hatfield

ARTICLE 27. ESTOPPEL CERTIFICATE

         Lessee will from time to time and on a reasonable number of occasions upon not less than thirty (30) days prior request by Lessor, execute, acknowledge and deliver to Lessor a statement in writing executed by Lessee certifying that the Lease is unmodified and in full effect or if there have been modifications, that this Lease is in full effect or as modified, setting forth such modifications; the dates to which the rent has been paid and either stating that to the knowledge of the signer of the said statement that default exists or specifying each such default of which the signer may have knowledge. It is intended that any such statement executed by Lessee may be relied upon by any prospective purchaser or mortgagee or existing mortgagee of the building or land upon which it is situated.

ARTICLE 28. MEMORANDUM OF LEASE

         Each party agrees upon the request of the other party to execute and deliver a memorandum of this Lease in recordable form for recording in the Campbell County registrar's office, setting forth the existence of the Lease, Lease term, and renewal terms.

ARTICLE 29. COMMISSION

         Lessor shall pay Baker Realty Company a lease commission as outlined in the Brokerage Listing Agreement, dated January 18, 2001, between the Owner and Broker. Lessor and Lessee warrant that neither has any obligation to any other person or entity for brokerage fees, finders fees, or commissions relative to this lease agreement.


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




IN WITNESS THEREOF, the parties hereto have executed this Lease as of the day and year first above written.


WITNESS:                                    LESSOR:



BY:


ITS:



WITNESS:                                              LESSEE:



BY:



ITS:


CORPORATE ACKNOWLEDGEMENT



STATE OF                                         :
         ----------------------------------------
                              : ss
COUNTY OF                                     :
          ------------------------------------


On this the day of , 2001 , before me appeared to me personally known, who being by me duly sworn, did say that he is the Vice President of the __________________ and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said acknowledged said instrument to be the free act and deed of said corporation.

  Witness my hand and official seal at office, this_____ day of _____, 2001 .

              My Commission expires:
                                     ------------   -------------------
                                     notary public


CORPORATE ACKNOWLEDGEMENT



STATE OF                                         :
         ----------------------------------------
                              : ss
COUNTY OF                                     :
          ------------------------------------


On this the day of , 2001 , before me appeared to me personally known, who being by me duly sworn, did say that he is the of , and that said instrument was signed and sealed in behalf of said partners by authority of its Partnership Agreement and said acknowledged said instrument to be the free act and deed of said corporation.

Witness my hand and official seal at office, this       day of           , 2001.
                                                 ------         ----------
                       My Commission expires:
                                              ------------   -------------------
                                                                notary public


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